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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)      MAY 15, 2006
                                                      --------------------------

                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

            DELAWARE                 001-10346                 77-0226211
------------------------------    ----------------       -----------------------
 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (909) 987-9220
                                                    ----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
             RULE OR STANDARD; TRANSFER OF LISTING.

     On May 16, 2006, EMRISE Corporation ("Company") issued a press release regarding a letter dated May 15, 2006 that the Company received from NYSE Arca Equities, Inc. staff ("Staff") relating to the listing of the Company's common stock on NYSE Arca. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Shell Company Transactions.
          --------------------------

          Not applicable.

     (d)  Exhibits.
          --------

          Number      Description
          ------      -----------

            99 Press release dated May 16, 2006 relating to NYSE Arca listing


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2006                EMRISE CORPORATION

                                   By: /s/ CARMINE T. OLIVA
                                       -----------------------------------------
                                       Carmine T. Oliva, Chief Executive Officer


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                        EXHIBITS ATTACHED TO THIS REPORT

    Number      Description
    ------      -----------

     99         Press release dated May 16, 2006 relating to NYSE Arca listing



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